Sun Life Insurance and Annuity Company of New York Service Office: One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 (800) 468-9890
Futurity Corporate VUL
	Sun Life of Canada (NU.YS.) Variable Account J
A Flexible Premium Variable Universal Life Insurance Policy

This prospectus describes the variable universal life insurance policy (the "Policy") issued by Sun Life Insurance and Annuity Company of New York ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life (N.Y.) Variable Account J (the "Variable Account"), one of our separate accounts. The Policy is being offered as an individual policy. The Policy allows "you," the policyowner, within certain limits, to:

- - - -

choose the life insurance coverage you need and increase or decrease coverage as your insurance needs change;

choose the amount and timing of premium payments;

allocate net premium payments among the available investment options and transfer amounts among these options as your investment objectives change; and

access the Policy's Account Value through policy loans and partial surrenders or a full surrender.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

February 1, 2007

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments
-	Generally, you must make an initial minimum premium payment equal to 1/12th of the Seven Pay Premium. If the Seven Pay Premium is exceeded, the Policy becomes a Modified Endowment Contract.
-	Seven Pay Premium is the maximum Premium payment permitted in the first Policy Year, not involving a 1035 exchange, under Internal Revenue Code Section 7702A.
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A 1035 exchange is a tax-sheltered exchange of cash value from one life insurance policy to another.

A Policy is a Modified Endowment Contract if the Premium paid is in excess of applicable tax law limitations.

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You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS
Account Value
-	The Account Value equals
	- - -	premiums, plus investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less any partial surrenders and Policy charges.
Accessing Your Account Value
Cash Surrender Value is
- - - -	Account Value, less Policy Debt, plus any sales load refund due at surrender, plus any Enhanced Cash Surrender Value endorsement benefit.
- - -

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Death Benefit Compliance Test
-	For favorable federal tax treatment, the Policy must meet one of the following standards-
	- -	the Guideline Premium Test, or the Cash Value Accumulation Test.
-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.
Death Benefit
Specified Face Amount is the minimum amount of life insurance in the Policy. Additional Protection Benefit Face Amount ("APB") is the amount of supplemental life insurance you elect.
-	If the Guideline Premium Test applies, you have a choice of two death benefit options-
	- -	the Specified Face Amount (Option A); or the Specified Face Amount plus your Account Value (Option B).
- - -

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

If the Cash Value Accumulation Test applies, you will be deemed to have elected Option A, which may not be changed.

After the first Policy Year, you may-

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increase the Specified Face Amount or APB Face Amount, subject to satisfactory evidence of the Insured's insurability; or

decrease the Specified Face Amount or APB Face Amount to a level not less than the minimum specified in the Policy.

The Variable Account
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We have established a separate account ( the "Variable Account") to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor's claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

CONTRACT RISKS
-	When you choose Sub-Accounts in the Variable Account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to
- - - -	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.
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With such Sub-Accounts, you assume all investment risk. Investment risk is the risk of poor investment performance. Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle. This Policy is unsuitable if you plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years.

Investment Options
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You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Right to Return Period You may return the Policy within 10 days of receipt and receive a refund of premium paid.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send you written notice and allow you a 61 day grace period. If you do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the expenses that you will pay at the time that you buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium[1] Premium Tax (on Premium) DAC Tax (on Premium) Sales Load on Premium up to and Including Target Premium[2] Sales Load on Premium in Excess of Target Premium[2]	Upon premium receipt Upon premium receipt Upon premium receipt Upon premium receipt
		Maximum: Minimum:	4% 2%
			1.25%
		Maximum: (as a percentage of premium up to and including target premium)	8.75%
		Maximum: (as a percentage of premium in excess of target premium	2.25%
Illustration Charge	Upon fulfillment of illustration request	$25.00 per illustration

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for Specified Face Amount[3] Minimum and Maximum Charge Representative Owner Charge[5] (For a male, nonsmoker, issue age 45)	At the end of a Policy Month	(Per $1000 of Specified Face Amount Net Amount at Risk)
		Maximum: Minimum: Maximum: Minimum:	$1000.00 per year[4] $0.35 per year[4] $4.55 per year $1.02 per year
Cost of Insurance for APB 3 (This charge is in addition to the Policy Cost of Insurance Charge.)	At the end of a Policy Month	(Per $1000 of APB Net Amount at Risk)
Minimum and Maximum Charge		Maximum: Minimum:	$1000.00 per year[4] $0.35 per year[4]
Representative Owner Charge[5] (For a male, nonsmoker, issue age 45)		Maximum: Minimum:	$5.69 per year $1.02 per year
Mortality and Expense Risk Charge[6]	Daily	(On the assets allocated to the investment options in the Variable Account)
		Maximum: Current:	0.60% per year 0.40% per year
Monthly Expense Charge	At the beginning of a Policy Month	Maximum:	$5.00

Loan Interest[7]	At the end of each Policy Year	(as a percentage of Policy Debt)
		Maximum:	5.0%
Flat Extra Charge	At the end of a Policy Month	(Per $1000 of Specified Face Amount Net Amount at Risk and APB Net Amount at Risk)
		Minimum: Maximum:	$1.00 $20.00

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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.27%	2.74%

1The Expense Charge Applied to Premium is deducted from premium received.

2The Sales Load on Premium up to and Including Target Premium in Policy Years 2-7 is guaranteed not to exceed 8.75%. The Load is not applicable beyond Policy Year 7. The Sales Load on Premium in Excess of Target Premium in Policy Years 2-7 is guaranteed not to exceed 2.25%. The Load is not applicable beyond Policy Year 7.

3The cost of insurance charge varies based on individual characteristics, specifically the length of time the Policy has been in force and the Insured's age, sex and rating class. The cost of insurance charge shown in the Amount Deducted column of the Periodic Charges Table is the annual charge and may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

4The numbers are annualized charges although deducted on a monthly basis. The $0.35 is the annual minimum cost of insurance charge possible and represents the per $1000 of Net Amount at Risk charge for an Insured female, nonsmoker, age 26. The $1000.00 is the annual maximum cost of insurance possible and represents the per $1000 of Net Amount at Risk charge for an Insured male, smoker or nonsmoker, age 99.

5A Representative Owner is a male, nonsmoker, age 45. It is assumed the Owner and the Insured are the same person. The charges shown are annual charges.

6 The Mortality and Expense Risk Charge is deducted in all Policy Years.

7Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

About Who We Are

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165. We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Variable Account J on July 12, 2006, pursuant to a resolution of our Board of Directors. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options, which are briefly described below. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). You should read the Fund Prospectuses, which may be obtained by calling 1-800-468-9890, before investing.

AIM Variable Insurance Funds (advised by A I M Advisors, Inc.)

     AIM V.I. Capital Appreciation Fund (Series I Shares) seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. Dynamics Fund (Series I Shares) seeks long-term capital growth by investing at least 65% of its net assets in common stocks of mid-sized companies.

     AIM V.I. Core Equity Fund (Series I Shares) seeks growth of capital by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term, above-average growth in earnings.

     AIM V.I. International Growth Fund (Series I Shares) seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Small Cap Growth Fund (Series I Shares) seeks long-term capital growth by normally investing at least 80% of its net assets in common stocks of small-capitalization companies.

AllianceBernstein Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

     AllianceBernstein VP Global Technology Portfolio (Class B) seeks long-term growth of capital.

     AllianceBernstein VP Growth and Income Portfolio (Class B) seeks long-term growth of capital.

     AllianceBernstein VP International Growth Portfolio (Class B) seeks long-term growth of capital.

     AllianceBernstein VP Small Cap Growth Portfolio (Class B) seeks long-term growth of capital.

Delaware Variable Insurance Products Trust (advised by Delaware Management Company)

     Delaware VIP Growth Opportunities Series (Standard Class) seeks long-term capital appreciation by investing primarily in securities of medium-sized companies that have established themselves within the industry but still have growth potential.

     Delaware VIP Small Cap Value Series (Standard Class) seeks capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small capitalization companies. The Series defines small-cap companies as those having a market capitalization generally less than $2.0 billion at the time of purchase.

     Delaware VIP Trend Series (Standard Class) seeks long-term capital appreciation by investing primarily in stocks of small, growth-oriented or emerging companies that the manager believes are responsive to changes within the marketplace and which the manager believes have the fundamental characteristics to support continued growth.

Dreyfus Investment Portfolios (advised by the Dreyfus Corporation)

     Dreyfus MidCap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P MidCap 400(R) Index.

Dreyfus Stock Index Fund, Inc. (Initial Shares) (advised by the Dreyfus Corporation) seeks to match the performance of the S&P 500(R).

DWS Investments VIT Funds (advised by Deutsche Asset Management, Inc.)

    DWS Small Cap Index VIP (Class B) seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

Fidelity Variable Insurance Products Funds (advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund are registered trademarks of FMR Corp.)

     Fidelity VIP Contrafund(R) Portfolio (Service Class 2) seeks long-term capital appreciation by normally investing primarily in common stocks of companies whose value it believes is not fully recognized by the public.

     Fidelity VIP Growth Portfolio (Service Class 2) seeks to achieve capital appreciation by investing primarily in stocks of companies it believes to have above-average growth potential.

     Fidelity VIP Overseas Portfolio (Service Class 2) seeks long-term growth of capital by investing at least 80% of the fund's assets primarily in non-U.S. securities. The fund is normally invested primarily in common stocks.

Goldman Sachs Variable Insurance Trust (advised by Goldman Sachs Asset Management, L.P.)

     Goldman Sachs VIT Structured U.S. Equity Fund seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

     Goldman Sachs VIT Capital Growth Fund seeks long-term growth of capital by investing at least 90% of its total assets in equity investments.

Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co. LLC)

     Lord Abbett Series Fund-Mid-Cap Value Portfolio (Class VC) seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies.

     Lord Abbett Series Fund-Growth and Income Portfolio (Class VC) seeks to provide long-term growth of capital and income without excessive fluctuation in market value. To pursue this goal, the Portfolio primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that we believe are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies.

     Lord Abbett Series Fund-International Portfolio (Class VC) seeks long-term capital appreciation. To pursue this goal, the Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization)

     MFS/Sun Life Bond Series (Service Class) mainly seeks as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholder's capital.

     MFS/Sun Life Capital Appreciation Series (Service Class) seeks to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     MFS/Sun Life Capital Opportunities Series (Service Class) seeks capital appreciation. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

     MFS/Sun Life Emerging Growth Series (Service Class) seeks long-term growth of capital.

     MFS/Sun Life Government Securities Series (Service Class) seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

MFS/Sun Life High Yield Series (Service Class) seeks high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     MFS/Sun Life International Growth Series (Service Class) seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers.

     MFS/Sun Life Massachusetts Investors Growth Stock Series (Service Class) seeks to provide long-term growth of capital and future income rather than current income.

     MFS/Sun Life Massachusetts Investors Trust Series (Service Class) seeks long-term growth of capital with a secondary objective to seek reasonable current income.

     MFS/Sun Life Mid Cap Growth Series (Service Class) seeks long-term growth of capital by investing primarily in securities of companies with medium market capitalizations that MFS believes have above-average growth potential.

MFS/Sun Life New Discovery Series (Service Class) seeks capital appreciation by generally focusing on smaller cap emerging growth companies that are early in their life cycle.

     MFS/Sun Life Research Series (Service Class) seeks to provide long-term growth of capital and future income.

     MFS/Sun Life Strategic Growth Series (Service Class) seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, bonds, warrants, or rights convertible into stock and depositary receipts for these securities, of companies which the series' investment adviser believes offer superior prospects for growth.

MFS/Sun Life Strategic Income Series (Service Class) seeks to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.

  MFS/Sun Life Strategic Value Series (Service Class) seeks capital appreciation. The series invests, under normal market conditions at least 65% of is net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the series' investment adviser, MFS, believes are undervalued in the market relative to their long term potential.

MFS/Sun Life Total Return Series (Service Class) mainly seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     MFS/Sun Life Utilities Series (Service Class) seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 80% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

     MFS/Sun Life Value Series (Service Class) seeks capital appreciation and reasonable income by investing primarily in income producing equity securities of companies that MFS believes are undervalued in the market relative to their long term potential.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Inc.)

     Neuberger Berman AMT Regency Portfolio (Class I) seeks growth of capital by investing mainly in common stocks of mid-capitalization companies.

Oppenheimer Variable Account Funds (advised by OppenheimerFunds, Inc.)

     Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) seeks capital appreciation by investing in securities of well-known, established companies.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company LLC ("PIMCO"))

     PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar.

     PIMCO VIT High Yield Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     PIMCO VIT Low Duration Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a one to three year time frame based on PIMCO's forecast for interest rates.

     PIMCO VIT Real Return Portfolio (Administrative Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

     PIMCO VIT Total Return Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three to six year time frame based on PIMCO's forecast for interest rates.

Rydex Variable Trust (advised by Rydex Investments)

     Rydex VT Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the daily performance of the S&P 500 Index. If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day.)

     Rydex VT OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index. If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, LLC, an affiliate of the Company; Davis Select Advisers, L.P., serves as investment sub-adviser to SCSM Davis Venture Value Fund; Oppenheimer Funds, Inc. serves as investment subadviser to SCSM Oppenheimer Main Street Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SCSM Blue Chip Mid Cap Fund.)

     Sun CapitalSM All Cap Fund (Initial Class) seeks long-term capital growth by investing primarily in equity securities of U.S. companies.

     Sun Capital Investment Grade Bond Fund(R) (Initial Class) seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

Sun Capital Money Market Fund(R) (Initial Class) seeks to maximize current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities.

     Sun Capital Real Estate Fund(R) (Initial Class) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

     SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the collective range of the Russell Midcap or the S & P Mid Cap 400 Indexes.

     SCSM Davis Venture Value Fund seeks long-term growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion.

     SCSM Oppenheimer Main Street Small Cap Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies with small market capitalization.

Franklin Templeton Variable Insurance Products Trust (managed by Templeton Investment Counsel, LLC ("TIC"), except for the Templeton Growth Securities Fund, which is managed by Templeton Global Advisors Limited ("TGAL"))

     Templeton Foreign Securities Fund (Class 2) seeks long term capital growth. Under normal market conditions, the Fund will invest primarily in investments of issuers located outside the U.S., including those in emerging markets.

     Templeton Growth Securities Fund (Class 2) seeks long term capital growth. Under normal market conditions, the Fund will invest mainly in the equity securities of companies located anywhere in the world, including those located in the U.S. and emerging markets.

T. Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.)

     T. Rowe Price Equity Income Portfolio seeks substantial dividend income and long-term capital growth.

Fees and Expenses of the Funds. Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, you will indirectly bear the fees and expenses of the Funds you select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of average net assets. These fees and expenses are more fully described in the Fund Prospectuses.

Potential Conflicts. We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets. Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940. An allocation of premium to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.

About the Policy
This prospectus describes the standard features of the Policy.

Application and Issuance. To apply for a Policy, you must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to "rate" an Insured as a substandard risk, which will result in increased Monthly Cost of Insurance charges.

Death Benefit Compliance Test. The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the "Cash Value Accumulation Test" and the "Guideline Premium Test." Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the "Death Benefit Percentage"). The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium you may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, you should consult with a qualified tax adviser before deciding.

Initial Premium Payment. A Minimum Premium will be due and payable as of the Issue Date. In general, the Minimum Premium equals 1/12th of the Seven Pay Premium. The Seven Pay Premium is the maximum Premium payment permitted in the first Policy Year, not involving a 1035 exchange, so the Policy does not become a Modified Endowment Contract. Pending approval of your application, we will allocate any premium payments you make to our general account. If your application is not approved, we will promptly return your premium payments.

Effective Date of Coverage. Upon approval of your application, we will issue to you a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Effective Date of Coverage for the Policy will be the latest of-
- - -	the Issue Date, or the date we approve the application for the Policy, or the date you pay a premium equal to or in excess of the Minimum Premium.

Insurable Interest Requirement. You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that you have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If you are not satisfied with the Policy, you may return it by delivering or mailing it to our Principal Office or to the sales representative through whom you purchased the Policy within 10 days from the date of receipt (the "Right to Return Policy Period").You will receive a refund of premium paid. We will allocate the net premium payments to the Sun Capital Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, you may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments must be made payable to Sun Life Insurance and Annuity Company of New York and mailed to our Service Office.

General Limitations. We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force.

Guideline Premium Test Limitations. The Guideline Premium Test limits the amount of premium you may pay per year. We will not accept premium payments that would, in our opinion, exceeds these limits, if you have chosen this test as the applicable Death Benefit Compliance Test, unless you have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform you of the applicable maximum premium limitations for the coming years in our annual report to you. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium you may pay.

Planned Periodic Premiums. While you are not required to make premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease premium payments, subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium. Net Premium is the amount you pay as premium minus Expense Charges Applied to Premium. We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages in the policy application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Service Office. An allocation change will be effective as of the date our Service Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract. Less favorable federal tax rules apply to life insurance policies that are defined as "Modified Endowment Contracts." One way the Policy could become a Modified Endowment Contract is if you pay premiums in excess of applicable tax-law limitations.

We will notify you if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from you to do so. If we have not received instructions within 24 hours of the date we sent notice to you, we will immediately return the premium.

Additional Protection Benefit (APB)

The Policy may be issued with an APB Face Amount which provides life insurance coverage on the life of the Insured equal to the amount of the APB Death Benefit. You will be required to specify the initial APB Face Amount in the policy application.

The cost of the APB Face Amount will be included in the Monthly Cost of Insurance deduction. This deduction will cease when the APB Face Amount is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Death Benefit are the same as those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine our sales load charges. Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and APB Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Face Amount. Target Premium will be lower for the Policy which has the greater APB Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower sales load deductions for that Policy.

The APB will also terminate on the earliest of-
- - - -	our receipt of your written request for termination, the lapse of the Policy because of insufficient value, or the Insured's Attained Age 100, or the termination of the Policy.

                                      Enhanced Cash Surrender Value Endorsement

This endorsement provides an enhanced cash surrender value benefit if you surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The benefit is a return of a certain percentage of premium paid. Percentages for each

Policy Year are shown in this endorsement. The amount available for Policy loan or partial surrender will not increase due to this endorsement. For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement. This endorsement may not be available in all states and is provided at no charge.

                                                  Fixed Account Endorsement

All Policies issued include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option. This endorsement is provided at no charge.

                                                Directed Deductions Endorsement

All Policies issued include the Directed Deductions Endorsement. This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken. This is provided at no charge. If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

                                                      Death Benefit

Policy Proceeds. If the Policy is in force at the time of the Insured's death and we have received Due Proof of the Insured's death, we will pay your designated beneficiary a lump sum amount equal to-

- - - -	the amount of the Base Death Benefit, plus the amount of the APB Death Benefit, minus the amount of any outstanding Policy Debt, plus the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Death Benefit depends upon the death benefit option in effect at the time of the Insured's death.

Death Benefit Options. The Policy has two death benefit options. You will be required to select one of them in the Policy application.

  Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

- -	the Policy's Specified Face Amount, or the Account Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Account Value. Under this option, the Base Death Benefit is the greater of-
- -	the Specified Face Amount plus the Account Value, or the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and you will be deemed to have elected Option A, if you have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test. There is no charge related to the election of Option B.

APB Death Benefit. The APB Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Base Face Amount plus the APB Face Amount.

Changes in the Death Benefit Option. If you have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then you may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to our Service Center. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

If you change from Option B to Option A, we will increase the Specified Face Amount by the Account Value. If you change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, you will be required to make a partial surrender of the Policy. You should consult a qualified tax adviser before changing the death benefit option.

Minimum Face Amount. Total Face Amount is the sum of the Specified Face Amount and the APB Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount. You may change the Specified Face Amount or APB Face Amount, subject to our underwriting rules in effect at the time of the change. Unless you specify otherwise, we will first apply a change to the APB Face Amount to the extent possible. You must send your request for a change to our Service Office in writing. The Effective Date of Coverage for changes will be-

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for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount. An increase in the Specified Face Amount and, if applicable, the APB Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured's insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Face Amount may be higher or lower than those charged on the original sums if the Insured's health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount. The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

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first, to the most recent increase, either Specified Face Amount or APB Face Amount, if any, whichever is most recent. If issued at the same time, APB Face Amount first;

second, to the next most recent increases, either Specified Face Amount or APB Face Amount, if any, in reverse chronological order. If issued at the same time, APB Face Amount first;

third, to the initial APB Face Amount, if any; and

finally, to the initial Specified Face Amount.

A decrease in the Specified Face Amount or APB Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, you will be required to make a partial surrender of the Policy. You should consult a qualified tax adviser before decreasing the Specified Face Amount or APB Face Amount.

Account Value

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options. The Account Value in the investment options on the Investment Start Date equals-
- - -

that portion of Net Premium received and allocated to the investment options, minus the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value in the investment options on subsequent Valuation Dates is equal to-
- - - - - -

the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account's Net Investment Factor, minus the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus any amounts transferred by You to the investment options during the current Valuation Period, minus any amounts transferred by You from the investment options during the current Valuation Period, plus

- - - -

that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, minus that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus any illustration charge assessed during the current Valuation Period, minus

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if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus if you surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.

A Sub-Account's Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor. The Net Investment Factor is used to measure the Sub-Account's investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account's investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

- - -

the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account,

-by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.
Account Value in the Loan Account. The Account Value in the Loan Account is zero on the Investment Start Date. The Account Value in the Loan Account on any day after the Investment Start Date equals-
- - -

the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the "interest credited on Loan Account rate" of 4%, plus any amount transferred from the investment options to the Loan Account for Policy loans requested on that day; minus any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is "Policy Debt". Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily, monthly and annual deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record within 30 days of that Valuation Date. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

                                               Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. We will make transfers pursuant to an acceptable request to our Service Office. An "acceptable request" is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be processed as of the date our Service Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.

You may transfer a specified dollar amount or a specified percentage of the investment option's value.

Your transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

- - -	the minimum amount that may be transferred; the frequency of transfers; and the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify you in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If you wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values by limiting the frequency of the transfer and reallocating or exchanging 100% of the values in the redeeming subaccounts.

In addition, some of the Funds reserve the right to refuse purchase or transfers requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account Option.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other shareholders, in certain instances such as:

-   when a new broker of record is designated for the Policy;

-   when necessary in our view to avoid hardship to an Owner;

-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

                                              Accessing Your Account Value

Surrender. By written request, you may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

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the Account Value, minus

the outstanding balance of any outstanding Policy Debt; plus the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if you surrender the Policy in the first three Policy Years.

Partial Surrenders. You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Service Center. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.

You may allocate a partial surrender among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the partial surrender among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options on the date of partial surrender.

Policy Loans. Using the Policy as collateral, you may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%. You may allocate the policy loan among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from you will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any while the Policy is inforce. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the

Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment. We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

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the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

the SEC, by order, permits postponement for the protection of policyowners; or

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

                                            Charges, Deductions and Refunds

Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the "DAC tax" in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium. There are no sales load charges after Policy Year 7. Target Premium varies based on the Specified Face Amount and the Insured's Issue Age and sex. We may reduce or waive the sales load for certain group or sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. Unless you direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% (0.00163894% daily) of assets. Our current effective annual rates as a percentage of assets are-

- - -	0.40% (0.00109371% daily) for Policy Years 1 through 10; 0.25% (0.00068408% daily) for Policy Years 11 through 20; and 0.20% (0.00054740% daily) thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $5.00 in any Policy Month. Unless you direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If you surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1) is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1,000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2) is the APB Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1,000. The net amount at risk equals the APB Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance

(3) is any Flat Extra specified in Section 1 of this Policy, times the Total Face Amount divided by 1,000.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the APB Face Amount and each increase in Specified Face Amount or APB Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class and table rating, if any. We will from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. The cost of insurance rates shown in the Policy are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males and unisex), or Table G (for females). Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Other Charges and Expenses. We reserve the right to impose a charge for in-force illustrations, as more fully described at page 26. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at page 23. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A definition of "flat extra" is provided in the Glossary.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Termination of Policy

The Policy will terminate on the earliest of-

- - -	the date we receive your request to surrender, or the expiration date of the grace period due to insufficient value, or the date of Insured's death.

                                                          Other Policy Provisions

Alteration. Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in satisfactory written form. The assignment will then be effective as of the date you signed the form, subject to any action taken before we receive it at our Service Office. We are not responsible for the validity or legal effect of any assignment.

Rights of Owner. While the Insured is alive, unless you have assigned any of these rights, you may-
- - - - -

transfer ownership to a new owner;

name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

change or revoke a contingent owner;

change or revoke a beneficiary; and

exercise all other rights in the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice of the requested action. The request must be filed at our Service Office and must be in satisfactory written form. Your request will then, except as otherwise specified in the Policy, be effective as of the date you signed the form, subject to any action taken before we receive it at our Service Office.

Rights of Beneficiary. The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Owners. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on those loans. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations. Upon request, we will provide you with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Misstatement of Age or Sex. If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide. If the Insured commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to you the Premiums paid, less the amount of any Policy Debt and less any Partial Surrenders.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. After a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Further, any reinstatement will be incontestable after the reinstated policy has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Addition, Deletion or Substitution of Investments. Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future. In addition, the investment policies of the Variable Account will not be changed without the approval of the Superintendent of Insurance of the State of New York. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification. Upon notice to you, we may modify the Policy if that modification-
- - - -

is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract. Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Performance Information

From time to time, we may advertise total return and average annual total return of the Funds. This performance information, presented in sales literature, is based on historical earnings and is not intended to indicate future performance. Total return for a Portfolio refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund. Total return of the Portfolio, net of Mortality & Expense Risk Charges, refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund and net of the mortality and expense risk charge. Other charges, fees and expenses payable under the Policy are not deducted from the performance information. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's or Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the Fund or Sub-Account, they are not the same as actual year-by-year results.

We may compare performance information in reports and promotional literature, to-
- - -

the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to policyowners and prospective policyowners. Topics may include-

-

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, short-term trading, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

- - - -

the advantages and disadvantages of investing in tax-deferred and taxable investments;

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

The Policy was first offered to the public in 2006. We may, however, advertise return data based on the period of time that the Funds have been in existence. The results for any period prior to the time the Policy was first publicly offered will be calculated as if the Policy had been offered during that period of time.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which you are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (the "NASD") and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the NASD.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual aggregate sales of our variable policies (including the Policy), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity. Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a "life insurance contract" for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, you will be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance than an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the "reasonable mortality charge" requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called "sub-standard risks") meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy. However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect you.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a "material change" to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, you should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner's "Investment in the Policy" and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner's gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy. Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner's Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy's Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner's "Investment in the Policy" (as defined below) is treated as ordinary income subject to tax. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term "Investment in the Policy" means-
- - -

the aggregate amount of any premiums or other consideration paid for a Policy, minus the aggregate amount received under the Policy which is excluded from the owner's gross income (other than loan amounts), plus the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined below) to the extent that such amount is included in the policyowner's gross income.

The "Investment in the Policy" is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the "Investment in the Policy" by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy's Account Value (which includes unpaid policy loans) exceeds the policyowner's Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to you as ordinary income.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Company believes that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return. The Company believes that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 1.6112-1 are not currently applicable to such offerings and sales.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111, the Company is required to register with the IRS any offerings or sales of Policies that are considered tax shelters. The Company believes that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

Other Information

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York's Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Joshua Sobol, FSA, MAAA, Associate Product Officer.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. The Statement of Additional Information does not contain financial statements for the Variable Account as it did not have operations prior to the date of this prospectus. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Policy Terms

Account Value-The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Death Benefit- The death benefit associated with the APB.

APB Face Amount ("APB")-The amount of additional life insurance coverage you request as specified in the Policy. The APB Face Amount terminates no later than the Insured's Attained Age 100.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Value Endorsement.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of "life insurance" under the Internal Revenue Code.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured's death certificate.

Effective Date of Coverage-

- - -

Initially, the Investment Start Date;

with respect to any increase in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for such increase; and

with respect to any decrease in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Expense Charges Applied to Premium-The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

- - -	the Issue Date, the Business Day we approve the application for a Policy, or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount and any APB Face Amount provided by the Policy.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount you pay as the premium minus Expense Charges Applied to Premium.

Our Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or such other address as we may specify to you by written notice.

Policy-The form issued by Sun Life Insurance and Annuity Company of New York which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender-The portion of any premium paid in the Policy Year of surrender that we will refund if you surrender the Policy in the first three Policy Years.

SEC-Securities and Exchange Commission.

Service Office- One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as We may hereafter specify to You by written notice.

Specified Face Amount-The amount of life insurance coverage you request, as specified in the Policy.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Target Premium-An amount of premium specified as such in the Policy, used to determine our sales load charges.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each investment option.

Unit Value-The value of each Unit of assets in an investment option.

Valuation Date-A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life (N.Y.) Variable Account J, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

Appendix B
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers' information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:
-	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
-	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
-	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers' nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers' nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice. Other Sun Life Financial affiliated companies have adopted their own privacy policies. Please check their websites for details.
Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York	IFMG of Oklahoma, Inc.
Independence Life and Annuity Company	IFS Agencies, Inc.
(including the separate accounts of these companies)	IFS Agencies of Alabama, Inc.
IFS Agencies of New Mexico, Inc.
IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
IFMG Securities, Inc.
LSC Insurance Agency of Arizona, Inc.

The SAI includes additional information about Sun Life (N.Y.) Variable Account J and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-468-9890.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Securities Act of 1933 File No. 333-136433

Investment Company Act File No. 811-21937